UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2014

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On July 22, 2014, ServisFirst Bancshares, Inc. (the “Company”) issued a press release announcing its operating results for the second quarter and period ended June 30, 2014. A copy of the press release is attached as Exhibit 99.1.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by ServisFirst Bancshares, Inc. on July 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton III
Dated: July 23, 2014	By:	Thomas A. Broughton III
Chief Executive Officer